Joe Sawyer EVP and CFO 2016 US BANK CONFERENCE September 7 , 2016 David Proctor EVP and CRO Mike Crapps President and CEO

2 OUTLINE I. Highlights II. Identity III. Line of Business Review » Commercial and Retail Banking » Residential Mortgage Banking » Financial Planning and Investment Advisory Services IV. Risk Management V. Financial Results VI. Look Ahead

3 HIGHLIGHTS

4 HIGHLIGHTS » Began in 1995 x Lexington x Forest Acres » Five (5) acquisitions x 2004 – Newberry Federal x 2006 – Bank of Camden x 2008 – EAH Financial Planning Practice x 2011 – Palmetto South Mortgage Corp. x 2014 – Savannah River Financial Corp. » Eight (8) De - Novo Branches » June 30, 2016 x Total assets -- $ 888.8 million x Sixteen (16) offices x Total Shareholder Return ▪ 2013 26.6% ▪ 2014 11.2% ▪ 2015 34.4% ▪ 2016 2.2% (7.31.16) x Dividends ▪ 58 Consecutive Quarters ▪ Current Yield – 2.13%

5 IDENTITY

7 As the provider of choice of financial solutions to local businesses and professionals in the markets we serve, we optimize the long - term return to our shareholders, while providing a safe and sound investment. VISION » Quality and integrity in all endeavors » Passionate focus on customer experience » Mutual respect for our colleagues and their role in our success CORE VALUES IDENTITY » Honesty and Integrity » Everyone Matters » Spirit of Service » Value Strong Work Ethic » Excellence is the Standard CULTURAL BELIEFS

8 LINE OF BUSINESS REVIEW

10 » Commercial and Retail Banking » Residential Mortgage Banking » Financial Planning and Investment Advisory Services LINE OF BUSINESS REVIEW

11 » Commercial and Retail Banking LINE OF BUSINESS REVIEW

12 Commercial and Retail Banking Deposit Growth LINE OF BUSINESS REVIEW $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 $800.0 12/31/2013 12/31/2014 12/31/2015 6/30/2016 $363.2 $504.5 $563.1 $581.0 Pure (Non-CD) Deposit Total Customer Cash Management Certificates of Deposit (CDs) $515.7 $687.0 $737.1 $750.7 Excellent Deposit Franchise • 80% Pure (Non - CD) Deposits • 23% (Non - Interest Bearing DDA Balances) Total Deposit Cost 0.31 0.25 0.25 0.25

13 LINE OF BUSINESS REVIEW Deposit Market Share Commercial and Retail Banking As of 6/30/2015. 12 th of 18 Banks 12 th of 17 Banks Largest Community Bank in the Midlands 7 th of 25 Banks 12 th of 17 Banks

14 Constr & Dev 11% 1 - 4 Family Residential 19% Home Equity 6% Owner - OCC CRE 28% Other CRE 23% Multi - Family 2% Comm'l & Industrial 8% Consr & Other 4% Composition 6/30/16 Yield 5.11% 4.99% 4.91% 4.66% Loan Portfolio Commercial and Retail Banking LINE OF BUSINESS REVIEW $347.6 $443.8 $489.2 $511.3 $0 $100 $200 $300 $400 $500 $600 12/31/2013 12/31/2014 12/31/2015 6/30/2016 CRE as a Percentage of RBC = 204% 2016 Annualized Growth = 9.04%

15 Composition 6/30/16 Yield 1.85% 2.06% 1.92% 2.10% Investment Portfolio Commercial and Retail Banking LINE OF BUSINESS REVIEW Modified Duration = 3.61 $227.0 $282.8 $283.8 $286.8 $0 $50 $100 $150 $200 $250 $300 $350 12/31/2013 12/31/2014 12/31/2015 6/30/2016 US Treasury Securities 1% Agency Bonds 0% SBA Loan Pools (Fixed Rate) 8% SBA Loan Pools (Var. Rate) 12% Agency CMOs (Fixed Rate) 26% Agency MBS (Fixed Rate) 16% Agency MBS (Var. Rate) 12% Municipal 25% Corp / Other 1%

16 Opened Greenville Loan Production office – March 14, 2016 LINE OF BUSINESS REVIEW

17 » Commercial and Retail Banking » Residential Mortgage Banking LINE OF BUSINESS REVIEW

18 Residential Mortgage Banking LINE OF BUSINESS REVIEW $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 2013 2014 2015 6/30/16 $119.5 $90.8 $111.4 $96.2 Annualized Production (millions)

19 $2.9 $3.0 $3.1 $3.2 $3.3 $3.4 $3.5 $3.6 $3.7 $3.8 2013 2014 2015 6/30/16 $3.8 $3.2 $3.4 $3.2 Annualized Residential Mortgage Banking LINE OF BUSINESS REVIEW Revenue (000s omitted)

20 LINE OF BUSINESS REVIEW Residential Mortgage Banking

22 » Commercial and Retail Banking » Residential Mortgage Banking » Financial Planning and Investment Advisory Services LINE OF BUSINESS REVIEW

23 Financial Planning / Investment Advisory Services LINE OF BUSINESS REVIEW $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 $200.0 2013 2014 2015 6/30/16 $147.1 $142.6 $175.6 $181.8 AUM (millions)

24 LINE OF BUSINESS REVIEW Financial Planning / Investment Advisory Services $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2013 2014 2015 6/30/16 $972 $1,268 $1,287 $1,176 Revenue (000s omitted) Annualized

25 RISK MANAGEMENT

26 June 30, 2016 » Capital ▪ TCE / TA 8.82% ▪ Leverage 10.26% ▪ Total Capital 16.12% » Credit ▪ Nonperforming Assets 0.66% ▪ Net Charge - Off Ratio 0.02% RISK MANAGEMENT

27 » Regulatory ▪ Cost increasing in all lines of business ▪ Compliance Programs - Satisfactory » Cyber Security / Fraud ▪ Areas of Great Focus ▪ Increasing Cost » Enterprise Risk Management (ERM) June 30, 2016 RISK MANAGEMENT

28 FINANCIAL RESULTS

29 FINANCIAL RESULTS *Core net income and EPS exclude merger and acquisition cost, gains (losses) on sale of securities and losses on early extinguishment o f d ebt. Net Income and Earnings Per Share (EPS)* $4,316 $5,591 $6,027 $6,264 0.81 0.85 0.90 0.93 0.10 0.30 0.50 0.70 0.90 1.10 1.30 1.50 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 $5,500 $6,000 $6,500 $7,000 2013 2014 2015 6/30/16 Net Income EPS

30 *Increased in January 2016 to $0.08 for the quarter. FINANCIAL RESULTS Dividend $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 2013 2014 2015 6/30/16 $0.22 $0.24 $0.28 $0.32 Annualized

31 $9.80 $10.00 $10.20 $10.40 $10.60 $10.80 $11.00 $11.20 $11.40 $11.60 $11.80 6/30/15 9/30/15 12/31/15 3/31/16 6/30/16 $10.44 $10.76 $10.84 $11.23 $11.62 FINANCIAL RESULTS Tangible Book Value

32 2015 Shareholder Return vs. Index(s) 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% 35.00% FCCO NASDAQ Bank Index SNL Microcap Bank Index 34.45% 8.84% 12.31% FINANCIAL RESULTS

33 FINANCIAL RESULTS 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% FCCO NASDAQ Bank Index SNL Microcap Bank Index 2.24% 0.85% 4.57% 2016 Shareholder Total Return vs. Index(s) As of July 31, 2016

34 Shareholder Return vs. Index(s) Three Years Ended 7/31/2016 FINANCIAL RESULTS 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% 35.00% 40.00% 45.00% 50.00% FCCO NASDAQ Bank Index SNL Microcap Bank Index 48.18% 27.08% 40.56%

36 LOOK AHEAD

37 LOOK AHEAD » Commercial and Retail Banking ▪ Remix asset side of balance sheet – 2018 Target of 80% loan/earning asset ratio ▪ Build out CSRA franchise ▪ Leverage Greenville LPO » Residential Mortgage Banking ▪ 2018 Target of $200 million in annual production » Financial Planning & Investment Advisory Services ▪ 2018 Target of $300 million in AUM

38 SUMMARY

39 SUMMARY » High quality balance sheet » Revenue Diversity x Commercial and Retail Banking x Mortgage Banking x Financial Planning / Investment Advisory x Capital Strength x Asset Quality x Deposit Mix / Franchise Value » Geographical Diversity x Columbia x Augusta x Greenville » Focused Strategic Plan Ahead x Accretive to EPS x Additive to Shareholder Value » Growing Tangible Book Value, While Paying an Attractive Cash Dividend Investment Thesis

41 FORWARD - LOOKING STATEMENTS SAFE HARBOR STATEMENT – INCLUDING ALL DOCUMENTS INCORPORATED HEREIN BY REFERENCE, CONTAINS FORWARD - LOOKING STATEMENTS . ADDITIONAL WRITTEN OR ORAL FORWARD - LOOKING STATEMENTS MAY BE MADE BY THE COMPANY FROM TIME TO TIME IN FILINGS WITH THE SECURITIES & EXCHANGE COMMISSION OR OTHERWISE . THE WORDS "BELIEVE," "EXPECT," "SEEK,“ AND "INTEND" AND SIMILAR EXPRESSIONS IDENTIFY FORWARD - LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE THE STATEMENT IS MADE . SUCH FORWARD - LOOKING STATEMENTS ARE WITHIN THE MEANING OF THAT TERM IN SECTION 27 A OF THE SECURITIES ACT OF 1933 , AS AMENDED, & SECTION 21 E OF THE SECURITIES EXCHANGE ACT OF 1934 , AS AMENDED . SUCH STATEMENTS MAY INCLUDE, BUT ARE NOT LIMITED TO, PROJECTIONS OF INCOME OR LOSS, EXPENDITURES, ACQUISITIONS, PLANS FOR FUTURE OPERATIONS, FINANCING NEEDS OR PLANS RELATING TO SERVICES OF THE COMPANY, AS WELL AS ASSUMPTIONS RELATING TO THE FOREGOING . FORWARD - LOOKING STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES, SOME OF WHICH CANNOT BE PREDICTED OR QUANTIFIED . FUTURE EVENTS AND ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE SET FORTH IN, CONTEMPLATED BY OR UNDERLYING THE FORWARD - LOOKING STATEMENTS . A DISCUSSION OF FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN FORWARD - LOOKING STATEMENTS IS INCLUDED IN FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION . The Local Bank for Local Business